UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 8, 2026
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01    Entry into a Material Definitive Agreement.

On May 8, 2026, Live Nation VenueCo, LLC (“VenueCo”), a bankruptcy-remote, special purpose vehicle owned by certain bankruptcy-remote, special purpose entities (the “Participants”), which are indirect subsidiaries of Live Nation Entertainment, Inc. (the “Company”), closed its previously announced issuance of €610 million aggregate principal amount of fixed rate senior secured notes (the “Notes”).
The Notes were issued pursuant to (1) a Note Purchase Agreement (the “Note Purchase Agreement”) dated April 30, 2026 providing for the issuance of the Notes by VenueCo on behalf of and as representative for issuers located in other jurisdictions (together with VenueCo, the “Members”) and (2) a Master Trust Indenture (the “Master Indenture”) dated April 30, 2026, and a First Supplemental Indenture (the “First Supplemental Indenture”), dated May 8, 2026, in each case with respect to such indenture and supplement, among VenueCo and the other Members, Mount Street Mortgage Servicing Limited as Master Trustee (the “Trustee”) and Master Servicer, HSBC Bank USA, N.A. (“HSBC”) as Depositary and the other parties thereto.
The Notes are secured, among other things, by the rights of the applicable Members to and under mortgages granted by the Participants on substantially all of the real property assets comprising four venues located in the United States, the Netherlands and Ireland, collateral assignments by the Participants of all related personal property, and an assignment of monthly current and deferred revenues from the venues after deduction of operating expenses.
The Notes are non-recourse to the Company and its subsidiaries other than the Members and their subsidiaries.
The description of the Notes, Note Purchase Agreement, Master Indenture and First Supplemental Indenture set forth under Item 5 of the Company’s quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 5, 2026 is hereby incorporated by reference.
Copies of the Note Purchase Agreement, the Master Indenture and the First Supplemental Indenture will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
May 8, 2026